EXHIBIT 10.89
REVOLVING SECURED LINE OF CREDIT AGREEMENT
THIS REVOLVING SECURED LINE OF CREDIT AGREEMENT (this “Agreement”), made as of March 31, 2011, by and among MiMedx Group, Inc., a Florida Corporation (the “Borrower”) and Parker H. “Pete” Petit, a resident of Florida (“Lender”).
BACKGROUND:
The Borrower desires to establish with the Lender a line of credit providing for a revolving loan of up to $3,600,000 in the aggregate maximum principal amount at any time outstanding, and the Lender is willing to establish such line of credit on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:
SECTION 1. DEFINITIONS. For all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), the following terms shall have the following meanings:
“Advance” means any loan made by the Lender to the Borrower under the terms of this Agreement.
“Borrowing” means a borrowing of a loan consisting of an Advance by the Lender.
“Business” shall have the meaning ascribed to such term in Section 4(b).
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the State of Georgia are authorized by law to close.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means all of the intellectual property of the Borrower, excluding only (i) the patents and other intellectual property owned by Surgical Biologics, LLC, and (ii) all accessions to, substitutions for and replacements, products and proceeds thereof, as more particularly set forth in the Security and Intercreditor Agreement.
“Commitment” means, collectively, the binding obligation to lend to the Borrower the amount of Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000), reduced by the amount of cash reflected on the Borrower’s Financial Statement as of March 31, 2011, excluding any Advances made by Lender, and further reduced by the amount of the net proceeds of any financing obtained or debt securities sold by the Borrower or any equity investment into the Borrower, on or after the date hereof and prior to the Termination Date.

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Rate” shall have the meaning ascribed to such term in Section 2(d).
“Dollars” or “$” means dollars in lawful currency of the United States of America.
“Event of Default” shall have the meaning assigned to such term in Section 6(a).
“GAAP” means generally accepted accounting principles in effect from time to time.
“Governmental Authority” means any federal, state or municipal court or other governmental department, commission, board, bureau, agency or instrumentality, governmental or quasi-governmental, domestic or foreign.
“Indebtedness” means, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness.
“Loan Documents” means this Agreement, the Note, all First Contingent Warrants issued by Borrower to Lender, all Second Contingent Warrants issued by Borrower to Lender, the Security Documents, the Registration Rights Agreement and any other document evidencing or securing the Obligations under the Note.
“Material Adverse Effect” means a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of the Borrower.
“Note” means the promissory note of the Borrower payable to the order of Lender, substantially in the form of Exhibit B hereto, evidencing the maximum principal indebtedness of the Borrower to Lender under the Commitment, either as originally executed or as it may be from time to time reduced, extended or otherwise modified as provided herein.
“Obligations” means all indebtedness, obligations and liabilities to the Lender existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Borrower under this Agreement or any other Loan Document.
“Person” means any individual, joint venture, corporation, company, limited liability company, voluntary association, partnership, trust, joint stock company, unincorporated organization, association, government, or any agency, instrumentality, or political subdivision thereof, or any other form of entity or organization.
“Security and Intercreditor Agreement” means the Security and Intercreditor Agreement dated of even date herewith by the Borrower in favor of the Lender substantially in the form attached hereto as Exhibit C and incorporated herein by this reference.

“Security Documents” means (i) the Security and Intercreditor Agreement and (ii) all Uniform Commercial Code financing statements filed to perfect any security interests granted under the Security and Intercreditor Agreement.
“Subscription Agreement” means the Subscription Agreement for the 5% Convertible Secured Promissory Note executed and delivered by the Lender, substantially in the form attached hereto as Exhibit A and incorporated by reference herein.
“Subsidiaries” of any Person means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Termination Date” means December 31, 2012, unless the Borrower elects to extend the termination date until December 31, 2013 upon payment of an extension fee as in an amount equal to 5% of the outstanding principal balance due under the Note.
SECTION 2. THE ADVANCES.
(a) Commitment to Lend. The Lender hereby agrees on the terms and conditions set forth herein to make Advances to the Borrower upon request of the Borrower (an “Advance Request”), from time to time before the Termination Date; provided that, immediately after each such Advance is made, (i) the aggregate principal amount of outstanding Advances from Lender shall not exceed the Commitment. Within the foregoing limits, the Borrower may borrow under this Section 2, repay and reborrow under this Section 2 at any time before the Termination Date. The aggregate principal amount of the Lender’s Advances outstanding at any time shall never exceed the Commitment.
(b) Method of Borrowing. The Borrower shall give notice to the Lender (an “Advance Request”) at least three (3) Business Days prior to the proposed funding date of such Advance specifying (i) the date of such Advance (which shall be the 15th or the 30th day of the same calendar month, or the next succeeding Business Day if the 15th or the 30th, as applicable, is not a Business Day) and (ii) the aggregate amount of such Advance. The Lender shall be entitled to rely on any telephonic Advance Request which the Lender believes in good faith to have been given by a duly authorized officer or employee of the Borrower and any Advances made by the Lender based on such telephonic notice shall be an Advance for all purposes hereunder. Not later than 5:00 p.m., Atlanta, Georgia time, on the date specified for the Advance in the Advance Request, the Lender shall deliver to the Borrower, in immediately available funds, its portion of the aggregate amount of such Advance specified in the Advance Request. Notwithstanding anything to the contrary contained in this Agreement, no Advance is required to be made if the Advance Request is not in compliance with this Agreement, or there shall have occurred a Default, which Default shall not have been cured or waived by the Lender.

(c) Note. The Advances shall be evidenced by a single Note made by the Borrower payable to the order of the Lender substantially in the form attached hereto as Exhibit B, and shall be payable with respect to the amount of unpaid Advances plus accrued and unpaid interest at the time of repayment. All unpaid principal and interest of the Note shall be convertible into common stock of the Borrower at any time upon the election of the Lender, at the conversion rate of $1.00 per share of common stock as provided in the Note. The Note may be prepaid in whole or part without premium or penalty upon thirty (30) days’ notice to the Lender.
(d) Interest Rate. Each Advance shall bear interest on the outstanding principal amount thereof, for each day from the date such Advance is made until it becomes due, at a rate per annum equal to five percent (5%). Interest shall be due and payable quarterly in arrears on the fifteenth day of each April, July, September, and January hereafter until the Note is paid in full. Any payment of principal or interest that is not paid by the due date shall bear interest at the annual rate of twelve percent (12%) (the “Default Rate”) until paid in full.
(e) Termination of Commitment; Payment of Advances. The Advances shall mature, the Commitment shall terminate, and the principal amount of the Note, accrued and unpaid interest and all other Obligations represented by the Note, shall be due and payable in full on the Termination Date. From and after the Termination Date, no Advances shall be made. Upon notice by the Borrower to the Lender, the Borrower shall have the right to extend the Termination Date to December 31, 2013, (and all rights and Obligations hereunder and under the Loan Documents) upon such notice accompanied by an extension payment to Borrower in the amount of five percent (5%) of the greater of (i) outstanding principal amount of the unpaid Advances evidenced by the Note and (ii) the amount of the Commitment as of the date of the notice.
(f) General Provisions Concerning Payments. All payments of principal of, or interest on, the Note shall be made in Federal or other funds immediately available to the Lender at the addresses set forth below not later than 5:00 p.m., Atlanta, Georgia time. Funds received after 5:00 p.m. shall be deemed to have been paid on the next following Business Day. Whenever any payment of principal of, or interest on, the Advances shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
(g) Computation of Interest. Interest and fees on Advances shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed, calculated from and including the first day thereof to but excluding the last day thereof.
(h) Security Interest. The obligations under the Note shall be secured by a first priority security interest in the Collateral pursuant to a Security and Intercreditor Agreement substantially in the form attached hereto as Exhibit C, which is incorporated herein by this reference.

(i) Warrants. A.(i) First Contingent Warrant. Upon making an Advance, the Company shall issue to the Lender a warrant substantially in the form attached hereto as Exhibit D, which is incorporated herein by this reference (each, a “First Contingent Warrant”), to purchase that number of shares of Common Stock equal to (i) 25% of the shares of Common Stock that would be issuable upon conversion of the outstanding principal balance of the Note immediately after an Advance, less (ii) the aggregate number of shares of Common Stock subject to all First Contingent Warrants previously issued to Lender, at an exercise price of .01 per share, subject to the terms of such Exhibit D and exercisable as provided therein.
(ii) Second Contingent Warrant. The Company shall issue to the Lender an additional warrant substantially in the form attached hereto as Exhibit E, which is incorporated herein by this reference (each, a “Second Contingent Warrant”), to purchase that number of shares of Common Stock equal to (i) 25% of the shares of Common Stock that would be issuable upon conversion of the outstanding principal balance of the Note immediately after an Advance, less (ii) the aggregate number of shares of Common Stock subject to all Second Contingent Warrants previously issued to Lender, at an exercise price of .01 per share, subject to the terms of such Exhibit E and exercisable as provided therein.
(j) Registration Rights Agreement. The Lender shall be given piggy-back registration rights for any shares of common stock of the Borrower into which the Note is converted, such registration rights to be on the terms and conditions as provided in the form of Registration Rights Agreement substantially in the form attached hereto as Exhibit F.
SECTION 3. CONDITIONS TO BORROWINGS.
(a) Conditions to First Borrowing. The obligation of the Lender to make an Advance on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3(b) below and receipt by the Lender from the Borrower of (i) a duly executed counterpart of this Agreement, a duly executed Note payable to the order of the Lender complying with the provisions of Section 2(c) substantially in the form attached hereto as Exhibit B, duly executed counterpart of the Security and Intercreditor Agreement, a duly executed First Contingent Warrant substantially in the form attached hereto as Exhibits D and a duly executed Second Contingent Warrant substantially in the form attached hereto as Exhibit E, each complying with the provisions of Section 2(i) hereof, and a duly executed Registration Rights Agreement substantially in the form attached hereto as Exhibit F, and duly executed counterparts of each other Loan Document to which the Borrower is a party, each signed by the Borrower and Lender, where applicable; (ii) a certificate, dated the date of the first Borrowing, signed by the Borrower’s Chief Financial Officer, to the effect that no Default hereunder has occurred and is continuing on the date of the Advance representations and warranties of the Borrower contained in Section 4 are true on and as of the date of the first Borrowing hereunder.
(b) Conditions to All Borrowings. The obligation of the Lender to make an Advance on the occasion of each Borrowing is subject to the satisfaction of the following conditions: (i) the fact that, immediately after such Borrowing, no Default shall have occurred and be continuing; (ii) the fact that the representations and warranties of the Borrower contained in Section 4 shall be true in all material respects on and as of the date of such Borrowing; (iii) the fact that, immediately after such Borrowing, the aggregate principal amount of outstanding Advances from the Lender shall not exceed the Commitment, and (iv) receipt by the Lender from the Borrower of a duly executed First Contingent Warrant substantially in the form attached hereto as Exhibits D and a duly executed Second Contingent Warrant substantially in the form attached hereto as Exhibit E, each complying with the provisions of Section 2(i) hereof. Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in this Section 3(b).

SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:
(a) Organization and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Borrower has all requisite company or other organizational power and authority and all material licenses, permits, approvals and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated hereby, and is qualified to do business in every jurisdiction where the failure to so qualify might reasonably be expected to have a Material Adverse Effect.
(b) Principal Business. The Borrower is primarily engaged in the business of the development and sale of orthopedic devices and amniotic tissue products (the “Business”).
(c) Enforceability. This Agreement constitutes, and each of the other Loan Documents when duly executed and delivered by each of the Borrower and Lender that are parties thereto will constitute, legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally, and except as enforcement of remedies may be limited by general equitable principles.
SECTION 5. COVENANTS. The Borrower agrees that so long as any portion of the Commitment is in effect hereunder or any amount payable under this Agreement remains unpaid:
(a) Existence. The Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.
(b) Businesses and Properties; Compliance with Laws. The Borrower shall at all times (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, registrations, permits, certifications, approvals, consents, franchises, patents, copyrights, trademarks and trade names, and any other trade names which may be material to the conduct of its business; (ii) comply in all material respects with all laws and regulations applicable to the operation of such business, whether now in effect or hereafter enacted and with all other applicable laws and regulations; (iii) take all actions which may be required to obtain, preserve, renew and extend all rights, patents, copyrights, trademarks, tradenames, franchises, registrations, certifications, approvals, consents, licenses, permits and any other authorizations which may be material to the operation of such business; (iv) maintain, preserve and protect all property material to the conduct of such business; and (v) except for obsolete or worn out equipment, keep its material property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

(b) Reports and Information. The Borrower shall furnish to the Lender promptly, from time to time, as the Lender may reasonably request, such information regarding the compliance by the Borrower with the terms of this Agreement and the other Loan Documents or the affairs, operations or condition (financial or otherwise) of the Borrower as the Lender may reasonably request and that is capable of being obtained, produced or generated by the Borrower or of which the Borrower has knowledge.
SECTION 6. DEFAULTS; REMEDIES.
(a) Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” by the Borrower under this Agreement: (i) the Borrower shall fail to pay when due any principal of any Advance or shall fail to pay any interest on any Advance, any fee or other amount payable hereunder within 10 days after such interest or other amount shall become due; (ii) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (i) above) for 30 days after the earlier of the first day on which a responsible officer of the Borrower has knowledge of such failure or written notice thereof has been given to the Borrower by the Lender; (iii) any representation, warranty, certification or statement made by the Borrower in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); (v) the Borrower shall (A) be adjudicated as bankrupt, or an order for relief shall be entered against it under the federal bankruptcy law which remains unstayed or is not dismissed within 60 days after the entry of such adjudication or order; (B) not pay, or admit in writing its inability to pay, any material Indebtedness generally as they become due; (C) make an assignment for the benefit of creditors; (D) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property; (E) institute any proceeding seeking an order for relief under the federal bankruptcy law or seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its Indebtedness under any federal or state law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against, it; (F) take any action to authorize or effect any of the foregoing actions set forth in this clause (v); or (G) fail to contest in good faith any appointment or proceeding described in clause (vi) of this Section 6(a); (vi) without the application, approval or consent of the Borrower, a receiver, custodian, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary or any substantial part of its property, or a proceeding described in clause (v) of this Section 6(a) shall be instituted against the Borrower, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days; (vii) the Borrower or any Subsidiary shall fail within 60 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $100,000 in the aggregate; (viii) the occurrence of any event, act or condition of whatever nature, whether singly or in conjunction with any other event or events, act or acts, condition or conditions, whether or not related, which the Lender determines either does or has a reasonable probability of causing a Material Adverse Effect on the Borrower, the rights and remedies of the Lender under the Loan Documents or the ability of the Borrower to perform its obligations under the Loan Documents, or the legality, validity or enforceability of any Loan Document; (ix) unless otherwise agreed to by the parties hereto, if any Security Document shall fail to create a valid and perfected security interest in favor of the Lender in the Collateral purported to be encumbered thereby; and (x) an “Event of Default” shall have occurred under the Security and Intercreditor Agreement or any other Loan Document.

(b) Remedies on Default. Subject to the terms and conditions of the Security and Intercreditor Agreement (which requires approval of certain actions by the holders of a majority of certain indebtedness of the Borrower), upon the occurrence of an Event of Default, the Lender may, by notice to the Borrower, terminate the Commitment which shall thereupon terminate, and by notice to the Borrower declare the Note (together with accrued interest thereon) to be, and the Note, including all outstanding Advances, shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (v) or (vi) of Section 6(a) occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Lender, the Commitment shall thereupon terminate and the Note, including all outstanding Advances (together with accrued interest thereon), shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.
If any suit or action is instituted or attorneys are employed to collect the amounts due under the Note or any of them or any part thereof, Borrower shall pay on demand all costs of collection, including, without limitation, all court costs and reasonable professionals’ fees and charges.
SECTION 7. MISCELLANEOUS.
(a) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth below or such other address as such party may hereafter specify for the purpose by notice to the other party: (i) if to the Borrower, at 811 Livingston Court, SE., Suite B, Marietta, GA. 30067; Attn: General Counsel, and to the Lender as shown on the Signature Page hereto. Each such notice, request or other communication shall be effective upon delivery (A) if given by personal delivery, (B) by certified mail, return receipt requested, (C) by overnight national courier to the address specified herein, provided that notices of Advance Requests to the Lender under Section 2 shall not be effective until actually received by the Lender.
(b) No Waivers. No failure or delay by the Lender in exercising any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c) Amendments and Waivers. Subject to the terms of the Security and Intercreditor Agreement, any provision of this Agreement, the Note or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Lender.

(d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.
(e) Governing Law. This Agreement and the Note shall be construed in accordance with and governed by the law of the State of Georgia, without regard to that state’s conflict of laws principles. This Agreement and the Note are intended to be effective as instruments executed under seal.
(f) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
(g) Consent to Jurisdiction. The Borrower and the Lender hereby submit to the jurisdiction of any Georgia State or Superior Court sitting in Cobb County, Georgia or the United States District Court for the Northern District of Georgia, over any action or proceeding arising out of or relating to this Agreement, the Note, the Security Documents, or any of the other Loan Documents, and hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in such Georgia State or Federal Court. Each of the Borrower and the Lender further waives any objection to venue in such court and any objection to an action or proceeding in such court on the basis of a non-convenient forum, and further agrees that any action or proceeding brought against the other party hereto shall be brought exclusively in such courts. Each of the Borrower and the Lender hereby further agrees to waive the right to a jury trial of any claim or cause of action based upon or arising out of this Agreement, the Note, the Security Documents, or any of the other Loan Documents.
(h) Severability. If any provisions of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.
(i) Captions. Captions in this Agreement are for the convenience of reference only and shall not affect the meaning or interpretation of the provisions hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal as of the year and day first above written.

BORROWER:

MiMedx Group, Inc.

By:	/s/ Michael J. Senken

Michael J. Senken, CFO

[COMPANY SEAL]

LENDER:

/s/ Parker H. Petit		(SEAL)

Parker H. Petit

Address:

[Signature Page to Revolving Secured Line of Credit Agreement]

Exhibit A
Form of Subscription Agreement
Name of Subscriber: Parker H. Petit
(Please Print Your Name Here)
SUBSCRIPTION AGREEMENT
5% CONVERTIBLE SENIOR SECURED PROMISSORY NOTE
MiMedx Group, Inc.
811 Livingston Court. SE, Suite B
Marietta, Georgia 30067

Re:	5% Convertible Senior Secured Promissory Note of MiMedX Group, Inc.
SECTION 8.
Subscription
(a) Subscription. The undersigned subscriber (“Subscriber”) hereby irrevocably subscribes for and agrees to purchase a 5% Convertible Senior Secured Promissory Note (the “Note”) from MiMedx Group, Inc., a Florida corporation (the “Company”), in the principal amount set forth below, a contingent warrant (the “First Contingent Warrant”) and a second contingent warrant (the “Second Contingent Warrant,” and together with the First Contingent Warrant, collectively the “Warrants”), on the terms and conditions described in this subscription agreement (this “Subscription Agreement”), that certain Revolving Secured Line of Credit Agreement attached hereto as Exhibit A (the “Credit Agreement”), the Note, and a Security and Intercreditor Agreement substantially in the form attached to the Credit Agreement as Exhibit C (the “Security Agreement”).
Amount And Dollar Value Of Note Subscribed For
$                                        , this amount is also the amount of the “Commitment” as defined under the Credit Agreement.
THE UNDERSIGNED SUBSCRIBER IS REQUIRED TO CHECK THE APPROPRIATE BOX ON THE ACCREDITED INVESTOR CERTIFICATION FOUND ON PAGE 7 HEREOF TO CERTIFY HIS, HER OR ITS STATUS AS AN ACCREDITED INVESTOR.
Section 1.2 Collateral. The Note is secured by a first priority security interest in all patents and other intellectual property owned by the Company, excluding only (i) the intellectual property owned by, or exclusively licensed to, Surgical Biologics, LLC, and (ii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, pursuant to a security interest in favor of a Collateral Agent for the benefit of Subscriber and certain other lenders to the Company. The Collateral Agent appointed under the Security Agreement will be authorized to take action on behalf of the holders of the Notes, upon the decision of the Majority in Interest.
Section 1.3 Conversion. The Notes are convertible into common stock of the Company at $1.00 per share at any time at the election of the Subscriber, as more particularly described in the Note.
Section 1.4 Acceptance or Rejection. The undersigned understands that the Company will accept this subscription (and only with respect to it) only after the undersigned has executed and delivered this Subscription Agreement and the Counterpart Signature Pages to the Credit Agreement, the Note, the Warrants, the Security Agreement, and a Registration Rights Agreement substantially in the form attached to the Credit Agreement as Exhibit F (the “Registration Rights Agreement”). The undersigned acknowledges that the undersigned may not withdraw this subscription, but that the Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part.

In the event this subscription is rejected in part by the Company, there shall be returned to the undersigned the difference between the subscription amount paid to it and the subscription price allocable to the Note accepted. In the event this subscription is rejected in its entirety, the subscription amount paid will be promptly returned to the undersigned without deduction and without interest, and this Subscription Agreement shall have no force or effect.
SECTION 9.
Investor Representations, Warranties AND COVENANTS
The undersigned makes the following representations, warranties and covenants with the intent that the same will be relied upon by the Company:
(a) Information. The undersigned acknowledges that the undersigned has been offered the opportunity to obtain information, to verify the accuracy of the information received by him, her or it and to evaluate the merits and risks of this investment and to ask questions of and receive satisfactory answers concerning the terms and conditions of this investment. The undersigned understands that information regarding the Company is on file with the Securities and Exchange Commission (“SEC”), and the undersigned has reviewed such documents and information as he, she or it has deemed necessary in order to make an informed investment decision with respect to the investment being made hereby. The Company has made its officers available to the undersigned to answer questions concerning the Company and the investment being made hereby. In making the decision to purchase the Note, the undersigned has relied and will rely solely upon independent investigations made by him, her or it. The undersigned is not relying on the Company with respect to any tax or other economic considerations involved in this investment. Other than as set forth in Article 3 hereof, no representations or warranties have been made to the undersigned by the Company. To the extent the undersigned has deemed it appropriate, the undersigned has consulted with his, her or its own attorneys and other advisors with respect to all matters concerning this investment.
(b) Not a Registered Offering. The undersigned understands that the Note (including any securities issuable upon conversion thereof) and the Warrants (and any securities issuable upon conversion thereof) have not been and will not being registered with the SEC nor with the governmental entity charged with regulating the offer and sale of securities under the securities laws and regulations of the state of residence of the undersigned and are being offered and sold pursuant to the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) promulgated under the 1933 Act by the SEC and limited exemptions provided in the “Blue Sky” laws of the state of residence of the undersigned, and that no governmental agency has recommended or endorsed the Note or the Warrants nor made any finding or determination relating to the fairness for investment of the Note (including any securities issuable upon conversion thereof) or the Warrants (including any securities issuable upon conversion thereof) or of the adequacy of the information on file with the SEC or this Subscription Agreement. The undersigned is unaware of, and is in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Note (including any securities issuable upon conversion thereof) or the Warrants (including any securities issuable upon conversion thereof). The undersigned is purchasing the Note and Warrants without being furnished any offering or sales literature or prospectus.
(c) Purchase for Investment. The undersigned is subscribing for the Note and the Warrants solely for his, her or its own account for investment purposes and not with a view to, or with any intention of, a distribution, sale or subdivision for the account of any other individual, corporation, firm, partnership, limited liability company, joint venture, association or person. The undersigned represents that he, she or it understands that there is no public market for the Note or the Warrants and that no such market will ever exist. The undersigned represents that if he, she, or it has received certain confidential information concerning a transaction by which it is contemplated that the Company may acquire another company, he, she, or it understands that such information is speculative in nature and that there is no guarantee that such possible acquisition transaction will be consummated, or, if consummated, will be successful or result in an increase in shareholder value.

(d) Accredited Investor and other Investment Representations. The undersigned represents and warrants that the undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the 1933 Act and that the undersigned has accurately completed the Accredited Investor Certification, which precedes the signature page to this Subscription Agreement.
(e) Restrictions on Transfer.
(i) The undersigned understands and agrees that because the offer and sale of the Note and the Warrants subscribed for herein have not been registered under federal or state securities laws, the Note (including any securities issuable upon conversion thereof) and the Warrants (and any securities issuable upon conversion thereof) acquired may not at any time be sold or otherwise disposed of by the undersigned unless it is registered under the 1933 Act or there is applicable to such sale or other disposition one of the exemptions from registration set forth in the 1933 Act, the rules and regulations of the SEC thereunder and applicable state law. The undersigned further understands that the Company has no obligation or present intention to register the Note (including any securities issuable upon conversion thereof) or the Warrants (and any securities issuable upon conversion thereof), or to permit its sale other than in strict compliance with the 1933 Act, SEC rules and regulations thereunder, and applicable state law. The undersigned recognizes that, as a result of the aforementioned restrictions, there is no and will be no public market for the Note or the Warrants subscribed for hereunder. The undersigned expects to hold the Note (and any securities issuable upon conversion thereof) and the Warrants (and any securities issuable upon conversion thereof) for an indefinite period and understands that the undersigned will not readily be able to liquidate this investment even in case of an emergency.
(ii) The Note (and the securities to be issued to the undersigned upon conversion thereof) and the Warrants (and any securities issuable upon conversion thereof) shall have endorsed thereon legends substantially as follows:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT (AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.”
(f) Investment Risks. The undersigned represents that he, she or it has read and understands all of the “Risk Factors” set forth in the Company’s most recent Form 10-K and Form 10-Q on file with the SEC. Without limiting the foregoing, the undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Note. The undersigned recognizes that the Company is a development stage company with an extremely limited financial and operating history, that the development of medical devices is difficult, time consuming, and expensive, and that an investment in the Company involves very significant risks. The undersigned further recognizes that (A) an investment in the Company is highly speculative, (B) an investor may not be able to liquidate his, her or its investment, (C) transferability of the Note is extremely limited, (D) in the event of a disposition, the investor could sustain a loss of his, her or its entire investment, and (E) the Company intends to continue to raise additional funds in the near future through the sale of equity, and that any such sale below the conversion events set forth in the Note may be on terms to investors that are more favorable than the terms to the undersigned. The undersigned is capable of bearing the economic risks of an investment in the Note and the Warrants, including, but not limited to, the possibility of a complete loss of the undersigned’s investment, as well as limitations on the transferability of the Note and the Warrants, which may make the liquidation of an investment in the Note and the Warrants difficult or impossible for the indefinite future. The undersigned acknowledges that legal advice has been provided to the Company by Womble Carlyle Sandridge & Rice, PLLC, and that such law firm has neither provided advice to the Subscriber nor performed any due diligence on the Subscriber’s behalf. The undersigned acknowledges that he, she or it has been advised to seek his, her or its own independent counsel from attorneys, accountants and other advisors with respect to an investment in this offering.

(g) Residence. The undersigned, if a natural person, is a bona fide resident of the state set forth in his or her address on the signature page to this Subscription Agreement. The undersigned, if an entity, has its principal place of business at the mailing address set forth on the signature page of this Subscription Agreement.
(h) Investor Information; Survival of Representations and Warranties and Covenants. The representations, warranties, covenants and agreements contained in this Article 2 shall survive the date hereof. Any information that the undersigned is furnishing to the Company in this Subscription Agreement is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to his, her or its admission as a shareholder of the Company, the undersigned will immediately furnish such revised or corrected information to the Company.
(i) Due Organization. If the undersigned is a corporation, partnership or limited liability company, the undersigned is duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Subscription Agreement and to perform its obligations hereunder and thereunder.
(j) Due Authorization. If the undersigned is a corporation, partnership or limited liability company, the execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the undersigned.
(k) Capacity. If the undersigned is an individual, the undersigned has the capacity to execute, deliver and perform this Subscription Agreement.
(l) Enforceability. This Subscription Agreement will be, upon its execution and delivery, a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.
(m) No Conflicts. Neither the execution, delivery or performance by the undersigned of this Subscription Agreement, nor the consummation by the undersigned of the transactions contemplated hereby will (A) conflict with or result in a breach of any provision of the undersigned’s certificate of incorporation, bylaws or other organizational documents, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the undersigned is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the undersigned or its properties or assets.
(n) No Approvals. No filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the undersigned of the transactions contemplated by this Subscription Agreement.
(o) Brokerage Commissions and Finders’ Fees. Neither the undersigned nor anyone acting on the undersigned’s behalf has taken any action which has resulted, or will result, in any claims for brokerage commissions or finders’ fees by any person in connection with the transactions contemplated by this Subscription Agreement.

SECTION 10.
Company Representations and Warranties
The Company makes the following representations and warranties with the intent that the same may be relied upon by the undersigned:
(a) Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Subscription Agreement and to perform its obligations hereunder.
(b) Due Authorization. The execution, delivery and performance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.
(c) Enforceability. This Subscription Agreement is, or upon its execution and delivery will be, a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.
(d) No Conflicts. Neither the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (A) conflict with or result in a breach of any provision of the Company’s articles of incorporation or bylaws, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the Company is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the Company or its properties or assets.
(e) No Approvals. Assuming the accuracy of the representations and warranties contained in Article 2, no filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the Company of the transactions contemplated by this Subscription Agreement, other than filings under Federal and state securities laws.
SECTION 11.
Miscellaneous Provisions
(a) Notices and Addresses. All notices required to be given under this Subscription Agreement shall be in writing and shall be mailed by certified or registered mail, hand delivered or delivered by next business day courier. Any notice to be sent to the Company shall be mailed to the principal place of business of the Company or at such other address as the Company may specify in a notice sent to the undersigned in accordance with this Section. All notices to the undersigned shall be mailed or delivered to the address set forth on the signature page to this Subscription Agreement or to such other address as the undersigned may specify in a notice sent to the Company in accordance with this Section. Notices shall be effective on the date three days after the date of mailing or, if hand delivered or delivered by next day business courier, on the date of delivery; provided, however, that notices to the Company shall be effective upon receipt.
(b) Governing Law; Jurisdiction. (A) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES, (B) THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY GEORGIA STATE COURT SITTING IN COBB COUNTY, GEORGIA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND (C) THE UNDERSIGNED HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY IN SUCH GEORGIA STATE OR FEDERAL COURT. THE UNDERSIGNED FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH COURT AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH COURT ON THE BASIS OF A NON-CONVENIENT FORUM. THE UNDERSIGNED FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE COMPANY SHALL BE BROUGHT EXCLUSIVELY IN SUCH COURTS. THE UNDERSIGNED AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(c) Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the undersigned and the undersigned acknowledges and agrees that any transfer or assignment of the Note shall be made only in accordance with all applicable laws.
(d) Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto, and each of their respective legal representatives and permitted successors.
(e) Counterparts. This Subscription Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.
(f) Modifications To Be in Writing. This Subscription Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and no amendment, restatement, modification or alteration will be binding unless the same is in writing signed by the party against whom any such amendment, restatement, modification or alteration is sought to be enforced. The Note(s) may be amended or any provision thereof waived with the written consent of the Company and the Lender(s) (as defined in the Credit Agreement) of a majority of the aggregate then outstanding principal amount of the Note(s); provided, however, that any such amendment or waiver that disproportionately affects any Lender shall require the written consent of such Lender.
(g) Captions. The captions are inserted for convenience of reference only and shall not affect the construction of this Subscription Agreement.
(h) Validity and Severability. If any provision of this Subscription Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Subscription Agreement, all of which other provisions shall remain in full force and effect.
(i) Statutory References. Each reference in this Subscription Agreement to a particular statute or regulation, or a provision thereof, shall be deemed to refer to such statute or regulation, or provision thereof, or to any similar or superseding statute or regulation, or provision thereof, as is from time to time in effect.
****

Accredited Investor Certification
YOU MUST BE ABLE TO CHECK OFF AT LEAST ONE OF THE BOXES BELOW IN ORDER TO PURCHASE THE NOTE.
☐
The undersigned is a natural person who had individual income of more than $200,000 in each of     the most recent two years or joint income with his spouse in excess of $300,000 in each of the most recent two years and reasonably expects to reach that same income level for this year; “income”, for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (a) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (b) any deduction for depletion under Section 611 et seq. of the Code, (c) any exclusion for interest under Section 103 of the Code and (d) any losses of a partnership as reported on Schedule E of Form 1040;

☐
The undersigned is a natural person whose individual net worth (i.e., total assets in excess of     total liabilities), or joint net worth with his spouse, will at the time of purchase of the Note be in excess of $1,000,000 (excluding the value of the undersigned’s primary residence);

☐
The undersigned is a corporation, Massachusetts or similar business trust, partnership, or     limited liability company, or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000;

☐
The undersigned is a trust (other than a revocable grantor trust), which trust has total assets     in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Note offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Note;

☐
The undersigned is an employee benefit plan within the meaning of Title I of the Employee     Retirement Income Security Act of 1974, and either: (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, with the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor**;

**NOTE. If the undersigned is relying solely on this item for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.

☐
The undersigned is an investor otherwise satisfying the requirements of Section 501(a)(1), (2)     or (3) of Regulation D promulgated under the 1933 Act, which includes, but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;

☐	The undersigned is a member of the Board of Directors or an executive officer of the Company; or

☐
The undersigned is an entity (including an IRA or revocable grantor trust but other than a     conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE
If the subscriber is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or a COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of subscriber(s)	Signature(s) of subscriber(s)

Address:

Date

If the subscriber is a PARTNERSHIP, CORPORATION, LLC or TRUST:

Name of Entity	Federal Taxpayer ID Number

By:

Name:	State of Organization

Title:

Address:

Date

SUBSCRIPTION ACCEPTED AND AGREED TO this _____ day of 2011.

MiMedx Group, Inc.

By:

Name:

Title:

Exhibit B
Form of 5% Convertible Senior Secured Promissory Note
THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE (AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS
5% CONVERTIBLE SENIOR SECURED PROMISSORY NOTE
For value received MiMedX Group, Inc., a Florida corporation (the “Borrower”), promises to pay to the order of Parker H. Petit (“Lender”) the principal sum of Three Million Six Hundred Thousand and No/100 U.S. Dollars ($3,600,000), as adjusted pursuant to that certain Revolving Secured Line of Credit Agreement dated as of even date herewith among the Borrower and the Lender (the “Credit Agreement”), or such lesser amount as shall equal the unpaid principal amount of each Advance made by the Lender to the Borrower pursuant to the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates provided for in the Credit Agreement at the rate of five percent (5%) per annum, pursuant to and in accordance with the terms of the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the rate of twelve percent (12%) per annum, pursuant to and in accordance with the terms of the Credit Agreement. The outstanding principal balance and all accrued interest shall be due and payable in full on the Termination Date. Interest shall begin to accrue on the date hereof and shall continue to accrue on the outstanding principal amount hereof until converted into common stock of the Borrower (the “Common Stock ”) as provided herein, or until the payment in full of all amounts due under this Note, whichever occurs first. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the address of Lender specified from time to time pursuant to the Credit Agreement. Upon payment in full of the amount of all principal and interest payable hereunder (whether in cash or Common Stock upon a Voluntary Conversion, as defined below), this Note shall be surrendered to the Borrower for cancellation. This Note is secured by a security interest in the Collateral, as defined in, and subject to the terms of, that certain Security and Intercreditor Agreement of even date herewith (the “Security Agreement”).

1. This Note is the Note referred to in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Note is collected by law or through an attorney at law.
2. This Note is issued pursuant to that certain 5% Convertible Senior Secured Promissory Note Subscription Agreement dated as of March 31, 2011, (the “Note Subscription Agreement ”) between the Lender and the Borrower, and is subject to the terms and conditions of the Note Subscription Agreement, the Credit Agreement, and the Security Agreement. However, in the event of any conflict between the terms of this Note and the Note Subscription Agreement, the Credit Agreement, or the Security Agreement the terms of this Note shall govern. At the request of the Borrower, this Note shall be pari passu as to payment and lien priority rights, ratably with all purchasers of any debt securities issued by the Borrower in the twelve (12) month period immediately following the date of issuance of this Note, as provided in the Credit Agreement and the Security Agreement.
3. This Note is convertible into Common Stock at any time upon the election of the Lender into that number of shares of Common Stock equal to the quotient of (a) the outstanding principal amount and accrued interest of this Note as of date of such election, divided by (b) $1.00 (the “Conversion Price”). Such voluntary election to convert by Lender is herein called a “Voluntary Conversion.”
4. Notwithstanding the other terms and conditions of this Note, in the event of a “Change in Control Transaction” (as hereinafter defined) which occurs prior to any other Voluntary Conversion, then, effective immediately upon the consummation of such Change in Control Transaction, the outstanding principal balance and all accrued and unpaid interest under this Note shall be due and payable in full. As used herein, the term “Change in Control Transaction” means any of the following transactions: (A) a share exchange, consolidation or merger of the Borrower with or into any other entity or any other corporate reorganization whether or not the Borrower is the surviving entity (unless the stockholders of the Borrower immediately prior to such share exchange, consolidation, merger or reorganization hold in excess of fifty percent (50%) of the general voting power of the Borrower or the surviving entity, as the case may be, immediately after the closing of such transaction); (B) a transaction or series of related transactions in which in excess of fifty percent (50%) of the Borrower’s general voting power is transferred to a third party (or group of affiliated third parties) that were not previously stockholders of the Borrower; or (C) a sale of all or substantially all of the assets of the Borrower (unless the stockholders of the Borrower immediately prior to such sale hold in excess of fifty percent (50%) of the general voting power of the purchasing party or parties). The determination of “general voting power” shall be based on the aggregate number of votes that are attributable to outstanding securities entitled to vote in the election of directors, general partners, managers or persons performing analogous functions to directors of the entity in question, without regard to contractual arrangements that establish a management structure or that vest the right to designate directors in certain parties.
5. Upon the occurrence of a Voluntary Conversion, the applicable amount of outstanding principal and accrued and unpaid interest under this Note shall be converted into Common Stock of the Borrower at the Conversion Price, without any further action by the Lender and whether or not the Note is surrendered to the Borrower or its transfer agent. The Borrower shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon such conversion unless and until such Note is either delivered to the Borrower or its transfer agent, or Lender notifies the Borrower or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Borrower to indemnify the Borrower from any loss incurred by it in connection with such Note. The Borrower shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver at such office to the Lender, a certificate or certificates for the securities to which Lender shall be entitled and a check payable to the Lender in the amount of any cash amounts payable as the result of a conversion into fractional shares, as determined by the board of directors of the Borrower. Such conversion shall be deemed to have been made concurrently with the close of the Voluntary Conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date.

6. This Note shall be governed by construed and under the laws of the State of Georgia, without giving effect to conflicts of laws principles.
7. Any term of this Note may be amended or waived (subject to the provisions of the Security and Intercreditor Agreement) with the written consent of Borrower and the Lender provided that this Note may not be amended if it disproportionately affects the Lender hereof, without the consent of Lender of this Note.
8. Nothing contained in this Note shall be construed as conferring upon the Lender or any other person the right to vote or to consent or to receive notice as a stockholder of the Borrower.
9. This Note may be transferred only upon (a) its surrender by Lender to the Borrower for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower and (b) compliance with applicable provisions of the Credit Agreement and the Note Subscription Agreement, including (without limitation) the Borrower’s receipt, if it so requests, of an opinion of counsel as set forth in the Note Subscription Agreement. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Borrower’s obligation to pay such interest and principal.
10. The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.
COUNTERPART SIGNATURE PAGE FOLLOWS

5% CONVERTIBLE SENIOR SECURED PROMISSORY NOTE
COUNTERPART SIGNATURE PAGE
This Note is hereby issued to Lender as of the date first above written.

MiMedx	Group, Inc.

By:

Name:

Title:

Acknowledged and Agreed to by Lender:

Signature for Corporate, Partnership, or other Entity Holder:	Signature for Individual Holder:

(Print Name of Entity)	(Signature)

By:	Print Name:

Print Name:

Print Title:

Exhibit C
Form of Security and Intercreditor Agreement
SECURITY AND INTERCREDITOR AGREEMENT
THIS SECURITY AND INTERCREDITOR AGREEMENT (this “Security Agreement”), dated March 31, 2011, by and among MIMEDX GROUP, INC., a corporation under the laws of the state of Florida (“Grantor”), in favor of Parker H. Petit., in his capacity as collateral agent hereunder (in such capacity, together with any successor collateral agent, “Collateral Agent”) for the benefit of the holder of that certain 5% Convertible Senior Secured Promissory Note of even date herewith issued by the Grantor to Parker H. Petit (“Petit”) and such other parties who may undertake to lend to the Grantor in the twelve (12) month period immediately following the date hereof and who sign a Counterpart Signature Page hereto (Petit and such other signatories being individually referred to herein as a “Lender,” and, collectively, as “Lenders”).
R E C I T A L S
WHEREAS, Grantor has entered into that certain Revolving Secured Line of Credit Agreement dated of even date herewith with Petit (such agreement as it may be amended or otherwise modified from time to time is referred to herein as the “Credit Agreement”);
WHEREAS, Grantor may incur other indebtedness from a Lender evidenced by a note and other appropriate instruments and agreements (together with the Credit Agreement, collectively the “Loan Documents”);
WHEREAS, the execution and delivery of this Security Agreement is required by the Credit Agreement, and may be required by the other Loan Documents, as a condition to making extensions of credit thereunder; and
WHEREAS, Grantor has determined that the Notes shall inure to the benefit of Grantor and that it is in its best interest to execute this Security Agreement.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):
“Collateral” shall have the meaning set forth in Section 2 hereof.
“Collateral Agent” shall have the meaning set forth in the heading to this Security Agreement.

“Event of Default” shall have the meaning given to it in the applicable Loan Document.
“Grantor” shall have the meaning set forth in the heading to this Security Agreement.
“Intellectual Property” shall mean any of the following and all rights in, arising out of, or associated therewith: (a) all United States, international, and foreign patents and applications therefor (of any kind) and all reissues, divisions, renewals, extensions, provisionals, continuations, and continuations-in-part thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, technical data, customer lists, computer programs and other computer software, user interfaces, processes and formulae, source code, object code, algorithms, methodologies, logical data models, physical data models, architecture, structure, display screens, layouts, development tools, instructions, templates and marketing materials, designs, all documentation relating to any and all of the foregoing, and all trade secret rights in and to any and all of the foregoing; (c) all copyrights, copyrights registrations, and applications therefor, and all other rights corresponding thereto throughout the world; (d) all industrial designs and any registrations and applications therefor throughout the world; (e) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations, intent-to-use applications, and other registrations and applications therefor throughout the world; (f) all databases and data collections and all rights therein throughout the world; (g) all domain names; and (h) any similar or equivalent rights to any of the foregoing anywhere in the world.
“Lien” shall mean any security interest, mortgage, pledge, hypothecation, charge, claim, option, right to acquire, adverse interest, assignment, deposit arrangement, encumbrance, restriction, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.
“Lender” or “Lenders” shall have the meaning set forth in the heading to this Security Agreement.
“Majority In Interest” means, at any time, Lenders holding more than fifty percent (50%) of the outstanding principal amount of the Notes at such time.
“Notes” means that certain 5% Convertible Senior Secured Promissory Note dated March 31, 2011 issued by the Grantor to Petit, together with all promissory notes or evidences of indebtedness included in the Loan Documents issued by the Grantor to the other Lenders.
“Permitted Dispositions” means (i) transfers in the ordinary course of business, including, without limitation, sales of inventory and products made for sale, fixtures, furniture, and transfers of worn out, obsolete or surplus equipment; and (ii) any and all licenses of Intellectual Property from the Grantor to third parties.

“Permitted Liens” means:
(a) Liens consisting of any license or sublicense of Intellectual Property and any interest of a licensor under any such license or sublicense; and
(b) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a Lender depository institution.
“Pro Rata Share” shall have the meaning set forth in Section 5(e) hereof.
“Secured Obligations” means all indebtedness, liabilities and obligations of Grantor to Lenders, whether now existing or hereafter incurred, pursuant to the Notes.
“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Georgia; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Georgia, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.
2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Borrower and Lenders to cause the Notes to be issued, Grantor hereby grants to Collateral Agent, as agent for the Lenders, a first priority security interest in all patents and other Intellectual Property of the Borrower now owned or hereafter developed or acquired, excluding only (i) the Intellectual Property owned by, or exclusively licensed to, Surgical Biologics, LLC, and (ii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing (the “Collateral”).
3. Perfection and Protection of Security Interest.
(a) (a) Perfection of Security Interest. Grantor shall, at its expense, perform all steps requested by the Collateral Agent at any time to perfect, maintain, protect, and enforce the Lenders’ Liens, including: (i) executing, delivering and/or filing of financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Lenders; (ii) when an Event of Default has occurred and is continuing, if requested by the Collateral Agent, transferring the Collateral as designated by the Collateral Agent; (iii) placing notations on Grantor’s books of account to disclose the Lenders’ security interest; and (iv) taking such other steps as are deemed necessary or desirable by the Collateral Agent to maintain and protect the Lenders’ Liens.

(b) (b) Financing Statements. Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all of the intellectual property of Grantor or words of similar effect (excepting only the patents and other intellectual property owned by Surgical Biologics, LLC), regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or the Uniform Commercial Code of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Any such filing, and any amendment, continuation or termination with respect thereto, shall be made only with the approval of the Majority In Interest for and on behalf of all of the Lenders. Grantor agrees to furnish any such information to the Lenders promptly upon request. The Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.
(c) (c) Confirmation. From time to time, Grantor shall, upon the Collateral Agent’s request, execute and deliver confirmatory written instruments pledging to the Lenders the Collateral, but Grantor’s failure to do so shall not affect or limit any security interest or any other rights of the Lenders in and to the Collateral with respect to Grantor. Until all Secured Obligations have been fully satisfied, the security interest granted hereunder shall continue in full force and effect in all Collateral.
4. Power of Attorney. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AND EACH OTHER LENDER HEREUNDER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS COLLATERAL AGENT, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF GRANTOR OR IN ITS OWN NAME AS AGENT FOR ITSELF AND THE OTHER SECURED PARTIES, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH COLLATERAL AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY TO ACCOMPLISH THE PURPOSES OF THIS SECUIRTY AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GRANTOR HEREBY GIVES COLLATERAL AGENT THE POWER AND RIGHT ON BEHALF OF GRANTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, WITHOUT NOTICE TO, OR THE CONSENT OF, GRANTOR: (a) to endorse the Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Lenders’ possession; (b) to sign the Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable document constituting Collateral, on drafts against customers, on assignments of accounts, on notices of assignment, financing statements, filings with the United States Patent and Trademark Office, and other public records and to file any such financing statements or other documents by manual or electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities to change the address for delivery of the Grantor’s mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to the Grantor; (d) to send requests for verification of accounts to customers or account debtors; (e) to complete in the Grantor’s name or the Lenders’ names, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; (f) to file such financing statements with respect to this Security Agreement, with or without the Grantor’s signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate, and to execute in the Grantor’s name such financing statements and amendments thereto and continuation statements which may require the Grantor’s signature; and (g) to do all things necessary to carry out the fulfillment of the obligations of the Grantor under the Notes, the Loan Documents and this Security Agreement. Grantor hereby ratifies and approves all acts of such attorney-in-fact. Neither the Majority In Interest nor the Collateral Agent or other designees or attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct.
THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE SECURED OBLIGATIONS HAVE BEEN FULLY SATISFIED.
5. Intercreditor Provisions.
(a) Rights With Respect to Notes. Upon an Event of Default, the Majority In Interest, acting through the Collateral Agent and subject to this Security Agreement, shall have the right to accelerate the maturity of the Notes. Each Lender hereby agrees that it shall not amend or assign its Loan Documents without the prior written consent of a Majority In Interest.
(b) Waivers. Waivers granted and other actions taken pursuant to this Security Agreement shall be effective as against all Lenders if in writing executed by the Collateral Agent.
(c) Sharing of Payments and Proceeds. Each Lender shall share pari passu on a ratable basis equal to its Pro Rata Share (defined below) in all payments from any source made on any of the Notes, and in the Collateral and any proceeds therefrom. “Pro Rata Share” shall mean an amount equal to the amount which results when the total amount of principal that is owing to that Lender is divided by the aggregate principal owing to all Lenders (expressed as a percentage). Each Lender agrees that if it shall receive (by whatever means, including through the exercise of any right of setoff or counterclaim or otherwise) payment of a proportion of the aggregate amount of principal and interest due with respect to the Notes that is greater than its Pro Rata Share, the Lender receiving such proportionately greater payment shall remit to the other Lenders the amount necessary so that each Lender receives its Pro Rata Share of such payment.

(d) Amendment. No amendment of any provision of this Security Agreement shall in any event be effective unless the same shall be in writing and signed by the Majority In Interest.
(i) (e) Collateral Agent. Each Lender hereby appoints Parker H. Petit as its collateral agent hereunder, who shall act as a representative of the Lenders to carry out instructions and directives of the Majority In Interest for purposes of this Security Agreement and to have the other responsibility and authority set forth in this Security Agreement. The Lenders’ approval of this Security Agreement shall include confirmation of the authority of the Collateral Agent. Grantor may rely upon the acts of the Collateral Agent for all purposes permitted hereunder. EACH LENDER HEREBY WAIVES ANY CONFLICT OF INTEREST OF THE COLLATERAL AGENT ARISING FROM HIS SERVICE AS COLLATERAL AGENT HEREUNDER AND AS CHAIRMAN, CEO AND A MAJOR SHAREHOLDER OF BORROWER.
(ii) The Collateral Agent shall have full power of attorney to act in the name, place, and stead of the Lenders in all matters in connection with this Security Agreement, upon the approval of the Majority In Interest or as may be specifically provided herein. The Collateral Agent’s authority to act on behalf of the Lenders includes the power to execute all such documents, waivers, amendments, and instruments as are approved by the Majority In Interest or by this Security Agreement.
(iii) The Collateral Agent shall have no duties or obligations except as specifically set forth in this Security Agreement. In acting on behalf of the Majority In Interest, the Collateral Agent may rely upon, and shall be protected in acting or refraining from acting upon, an opinion or advice of counsel, certificate of auditors or other certificate, statement, instrument, opinion, report, notice, request, consent, order, arbitrator’s award, appraisal, bonds, or other paper or document reasonably believed by them to be genuine and to have been executed or presented by the proper party or parties. The Collateral Agent shall not be personally liable to the Majority In Interest for any action taken, suffered, or omitted by him, except for willful misconduct or gross neglect.
The Collateral Agent and each Lender hereby agree that the Majority In Interest shall have the full and complete right and authority to give instructions to, and otherwise direct, the Collateral Agent in respect of the Collateral or any action with respect to any Collateral. The Collateral Agent shall not have by reason of this Security Agreement or any other document a fiduciary relationship in respect of any Lender.
6. Representations and Warranties. Grantor hereby represents and warrants to the Lenders that except for the security interest granted under this Security Agreement and Permitted Liens, Grantor has granted no other security interest in the Collateral that is still outstanding, and that the Collateral Agent has been a valid, binding and enforceable Lien and/or security interest in and to the Collateral hereunder for the benefit of the Lenders.
7. Covenants. Grantor covenants and agrees with the Lenders that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:
7.1 Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Collateral Agent may reasonably deem desirable to obtain the full benefit of this Security Agreement.

7.2 Maintenance of Records. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. Grantor shall allow reasonable access to such records upon reasonable notice from Lenders.
7.3 Collateral. The Grantor agrees that it will not, without the prior written consent of the Collateral Agent, consent to, permit or suffer to occur any sale, transfer, Lien, or use of any of the Collateral adversely affecting the interest of the Lenders therein, other than pursuant to Permitted Liens and Permitted Dispositions.
8. Rights and Remedies Upon Default.
(a) Upon the occurrence and during the continuation of an Event of Default (subject to the provisions of this Security Agreement and the Loan Documents), the Lenders, acting through the Collateral Agent, shall have the right to take title to, seize, assign, sell, and otherwise dispose of the Collateral, or any part thereof, either at public or private sale, in lots or in bulk, for cash, credit or otherwise, with or without representations or warranties, and upon such terms as shall be reasonable, and any Lender may bid or become the purchaser at any such sale. If notification to Grantor of any intended disposition by the Lenders of any of the Collateral is required by applicable law, such notification will be deemed to have been reasonable and proper if given at least 20 days prior to such disposition.
(b) If any Event of Default shall occur and be continuing, the Lenders, acting through the Collateral Agent, may exercise, in addition to all other rights and remedies granted to it under this Security Agreement and the Loan Documents, all rights and remedies of a secured party under the UCC.
(c) Except as specifically provided for herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
(d) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed in the following order of priorities:
First, to the Collateral Agent in an amount sufficient to pay in full the reasonable costs of the Collateral Agent in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including, without limitation, reasonable attorneys’ fees;
Second, to the Lenders in the amount of the Pro Rata Share owing to each Lender; and
Finally, upon payment in full of the Secured Obligations, to Grantor or its representatives or as a court of competent jurisdiction may direct.

9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of Lenders or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
10. Miscellaneous.
10.1 No Waiver; Cumulative Remedies.
(a) Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of their respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.
(b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.
(c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except as provided herein.
10.2 Termination of this Security Agreement. This Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.
10.3 Successor and Assigns. This Security Agreement shall be binding upon the successors of Grantor and Lenders and may not be assigned by any party.
10.4 Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.
10.5 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.6 Titles and Subtitles. The titles of the sections and subsections of this Security Agreement are not to be considered in construing this Security Agreement.
10.7 Severability. In case any provision of this Security Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
10.8 Agreement is Entire Contract. This Security Agreement, the Notes, and the other Loan Documents, constitute the final, complete and exclusive contract between the parties hereto with respect to the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations, guarantees or covenants except as specifically set forth herein and in such other documents referred to above. Nothing in this Security Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any right, remedies, obligations or liabilities under or by reason of this Security Agreement, except as expressly provided herein.
[Signatures Contained on the Following Page]

In Witness Whereof, the undersigned have caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.
GRANTOR:
MiMedx Group, Inc.

By:	Michael J. Senken, CFO
[COMPANY SEAL]
COLLATERAL AGENT:

(SEAL)
Parker H. Petit
LENDERS’ COUNTERPART SIGNATURE PAGE TO SECURITY AND INTERCREDITOR
AGREEMENT FOLLOWS

LENDERS’ COUNTERPART SIGNATURE PAGE TO
SECURITY AND INTERCREDITOR AGREEMENT
LENDERS:

Signature for Corporate, Partnership, or other Entity Lender:	Signature for Individual Lender:

(Print Name of Entity)	(Signature)

By:	Print Name:

Print Name:

Print Title:

Exhibit D
Form of First Contingent Warrant
THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

Warrant No.:	Issuance Date: , 2011
Number of Warrant Shares:	Warrant Exercise Price: USD$.01 per share
MiMedx Group, Inc.
Warrant to Purchase Common Stock
MiMedx Group, Inc., a Florida corporation (the “Company”), hereby certifies that                                         , the registered holder hereof, or its permitted assigns (“Holder”), is entitled, subject to the terms set forth below, including without limitation Section 3 hereof, to purchase from the Company upon surrender of this warrant (the “Warrant”), at any time or times on or after, and subject to the occurrence of, the Effective Date hereof but not after 5:00 P.M. (Eastern Standard Time) on the Expiration Date (as defined herein), all or any part of the Warrant Shares (as defined herein), of fully paid and nonassessable Common Stock (as defined herein) of the Company by payment of the applicable aggregate Warrant Exercise Price (as defined herein) in lawful money of the United States.
SECTION 1. Definitions. The following words and terms as used in this Warrant shall have the following meanings:
(a) “2011 Gross Revenues” means the Company’s total revenue from all sources on a consolidated basis, for the year ending December 31, 2011, as reflected in its audited financial statements.
(b) “Assignment Form” shall have the meaning given to such term in Section 14(h) of this Warrant.
(c) “Change in Control” means the date the shareholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation or other business entity (for these purposes, each, a “corporation”), in which the holders of the Company’s Common Stock immediately prior to the merger or consolidation have voting control over less than fifty percent (50%) of the voting securities of the surviving corporation outstanding immediately after such merger or consolidation, or (B) to sell or otherwise dispose of all or substantially all the assets of the Company.
(d) “Common Stock” means (i) the Company’s common stock and (ii) any capital stock resulting from a reclassification of such “Common Stock.”

(e) “Company” means MiMedx Group, Inc., a Florida corporation.
(f) “Convertible Securities” means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.
(g) “Effective Date” means the first to occur of the following: (i) the first business day following the Measurement Date if and only if the Company’s 2011 Gross Revenues are less than $11,500,000, and (ii) the occurrence of a Change in Control prior to the Measurement Date, other than a Qualified Change in Control. .
(h) “Exercise Date” means any date after the Effective Date on which notice of exercise hereof is given by Holder.
(i) “Expiration Date” means the date which is five (5) years after the Issuance Date as shown on the face hereof; provided however that this Warrant may terminate earlier as provided in Section 3 hereof.
(j) “Holder” shall have that meaning given to such term in the introductory paragraph of this Warrant.
(k) “Market Price means the fair market value of one share of Common Stock determined as follows: (i) where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share shall be the closing trading price of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, for the five (5) trading days (or such fewer number of trading days as the Company’s Common Stock may have been publicly traded) ending on the trading day prior to the date of determination of fair market value and (ii) if at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the higher of (A) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors, as at the last day as of which such determination shall have been made, or (B) the fair value thereof determined in good faith by the Board of Directors as of the date which is within fifteen (15) days of the date as of which the determination is to be made (in determining the fair value thereof, the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries).
(l) “Measurement Date” means the date on which the Company files with the SEC its audited financial statements for the fiscal year ending December 31, 2011.
(m) “Qualified Change in Control” means any Change in Control which occurs prior to the Measurement Date and in which the holders of the Company’s Common Stock will receive consideration in any form, having a value of $1.50 or more, per share of Common Stock.

(n) ”SEC” means the Securities and Exchange Commission.
(o) “Securities Act” means the Securities Act of 1933, as amended.
(p) “Subscription Notice” shall have that meaning given to such term in Section 2(a) of this Warrant.
(q) “Warrant” shall have that meaning given to such term in the introductory paragraph of this document.
(r) “Warrant Exercise Price” shall initially be the amount per share shown above on the face hereof.
(s) “Warrant Shares” means the shares of Common Stock subject to this Warrant and shown above on the face hereof.
(t) Other Definitional Provisions.
(i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person’s successors and permitted assigns, (B) to the Company shall be deemed to include the Company’s successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.
(ii) When used in this Warrant, the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section,” “Schedule,” and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.
(iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.
SECTION 2. Exercise of Warrant.
(a) Subject to the terms and conditions hereof (including, without limitation, the termination provisions set forth herein), this Warrant may be exercised in whole or in part, at any time during normal business hours on or after the Effective Date and prior to 5:00 p.m. (Eastern Standard Time) on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share), by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Subscription Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased; (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check; and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Marietta, Georgia (or at such other agency or office of the Company as the Company may designate by notice to the Holder); provided, that if such Warrant Shares are to be issued in any name other than that of the Holder, such issuance shall be deemed a transfer and the provisions of Section 14 shall be applicable. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time after the date on which such rights shall have been so exercised. In the event that this Warrant becomes exercisable due to the occurrence of a Change in Control, the Company shall give the Holder written notice of the occurrence thereof at least five business days prior to the consummation of the transaction which was approved by the shareholders of the Company.
(b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue, within such fifteen (15) day period, a new Warrant identical in all respects to the Warrant exercised except (x) such new Warrant shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the warrant exercised, less the number of Warrant Shares with respect to which such original Warrant was exercised, and (y) the Warrant Exercise Price thereof shall be, subject to further adjustment as provided in this Warrant, the Warrant Exercise Price of the Warrant exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.
SECTION 3. Termination of the Warrant. This Warrant shall automatically terminate without exercise and shall be null and void on the earliest to occur of: (i) the Measurement Date, if the 2011 Gross Revenues of the Company equals or exceeds $11,500,000, or (ii) the occurrence of ten consecutive trading days prior to the Measurement Date, in which the closing trading price of the Common Stock is at least $1.50 per share, or (iii) upon the occurrence of a Qualified Change In Control.
SECTION 4. Covenants as to Common Stock.
(a) The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

(b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.
SECTION 5. Adjustment of Warrant Exercise Price upon Stock Splits, Dividends, Distributions and Combinations; and Adjustment of Number of Shares.
(a) In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend (including any distribution of stock without consideration) or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased, in each case, by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the denominator of which shall be the total number of shares of Common Stock, immediately after such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the product so obtained shall thereafter be the Warrant Exercise Price. For purposes of this Warrant, “on a fully diluted basis” means that all issued and outstanding capital stock of the Company, including all Convertible Securities, and all outstanding options and warrants, whether or not vested, shall be taken into account.
(b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price immediately after such adjustment.

SECTION 6. Reorganization, Reclassification, Etc. Subject to the provisions of Section 3 hereof, in case of any capital reorganization, or of any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and, in any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions thereof (including without limitation provisions for adjustment of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.
SECTION 7. Notice of Adjustment of Warrant Exercise Price. Upon any adjustment of the Warrant Exercise Price, then the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Warrant Shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.
SECTION 8. Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Warrant Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

SECTION 9. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price of one share of Common Stock is greater than the Warrant Exercise Price at the date of exercise of the Warrant, in lieu of exercising the Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of the Warrant (or portion thereof being canceled) by surrender of the Warrant at the principal office of the Company together with the duly executed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of the Common Stock computed using the following formula:
X = Y(A - B)
A
WHERE X = the number of shares of Common Stock to be issued to the Holder;
Y = the number of shares of the Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares underlying the Warrant to the extent exercised (at the date of such exercise);
A = the Market Price of one share of Common Stock (at the date of such calculation); and
B = Warrant Exercise Price (at the date of such calculation).
SECTION 10. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.
SECTION 11. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any transfer of this Warrant.
SECTION 12. Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.
SECTION 13. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

SECTION 14. Transfer; Opinions of Counsel; Restrictive Legends. To the extent applicable, each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Warrant Shares without complying with the restrictions on transfer described in the legends endorsed thereon;
(a) The following legend under the Securities Act:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(b) If required by the authorities of any state in connection with the issuance or sale of the Warrant Shares, the legend required by such state authority.
(c) The Company shall not be required (i) to transfer on its books either this Warrant or any Warrant Shares which shall have been transferred in violation of any of the provisions set forth in this Section 14, or (ii) to treat as owner of such Warrant Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Warrant Shares shall have been so transferred.
(d) Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this Section 14 shall be removed (i) if the Warrant Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or (ii) if the holder of such Warrant Shares shall have provided the Company with an opinion from counsel, in form and substance reasonably acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Warrant or the Warrant Shares may be made without registration.
(e) Any legend endorsed on a certificate pursuant to subsection (b) of this Section 14 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Warrant or the Warrant Shares provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

(f) Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Warrant at any time other than to an affiliate of the Holder; provided, however, that such affiliate transferee agrees in writing to be subject to the terms of this Section 14. In addition, the Holder agrees not to make any disposition of all or any portion of the Warrant Shares unless:
(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, (A) Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant or any Warrant Shares under the Securities Act and (B) the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.
(g) Notwithstanding the other provisions of this Section 14, no such registration statement or opinion of counsel shall be required for any transfer by a Holder, (i) if it is a partnership or a corporation, to a partner or pro rata to its equity holder(s) of such Holder (or a third party duly authorized to act on behalf of such Holder or its partners or equity holders), or (ii) if he or she is an individual, to members of such individual’s family for estate planning purposes; provided, however, that the transferee agrees in writing to be subject to the terms of this Section 14.
(h) Upon delivery of the foregoing opinion of counsel (with respect to a transfer of the Warrant Shares) and the surrender of this Warrant to the Company at its principal office, together with (i) the assignment form annexed hereto as Exhibit B (the “Assignment Form”) duly executed and (ii) funds sufficient to pay any transfer tax, the Company shall, if it determines such transfer is permitted by the terms of this Warrant, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.
SECTION 15. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Warrant is in possession of the Company’s Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
SECTION 16. Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Warrant, and the Warrant Shares, for its own account, for investment purposes, and not with a present view either to sell, distribute, or transfer, or to offer for sale, distribution, or transfer, any of the Warrant or the Warrant Shares, or any other securities issuable upon the exercise thereof.

SECTION 17. Restricted Securities. The Holder understands that the Warrant and the Warrant Shares issuable upon exercise of the Warrant, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Warrant is exempt pursuant to Section 4(2) of the Securities Act based on the representations of the Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrant, the business of the Company, and to obtain additional information to such Holder’s satisfaction. The Holder represents that it is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.
SECTION 18. Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefore or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this Section 18.
If to the Company:
MiMedx Group, Inc.
811 Livingston Ct. SE, Suite B
Marietta, GA 30067
Attention: General Counsel
Facsimile: (678) 384-6741

If to the Holder:

Facsimile:
SECTION 19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 20. Date. The Issuance Date of this Warrant is the date shown on the first page above on the face hereof. This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. (Eastern Time) on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 14 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.
SECTION 21. Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Warrant.
SECTION 22. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without reference to its conflicts of law principles.
[Signatures Contained on the Following Page]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the Issuance Date.

MiMedx Group, Inc.
By:
	Name:	Michael J. Senken
	Title:	Chief Financial Officer

Acknowledged and Agreed:
HOLDER:

Name:
Title (if applicable):

EXHIBIT A TO
WARRANT
SUBSCRIPTION NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER
DESIRES TO EXERCISE THIS WARRANT
The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith [makes payment of $                    , the aggregate Warrant Exercise Price of such Warrant Shares in full] [tenders solely this Warrant, or applicable portion hereof, in full satisfaction of the Warrant Exercise Price upon the terms and conditions set forth herein.]
INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

(Please typewrite or print in block letters)
Address

Holder Name:

By:
Name:
Title:

[Net] Number of Warrant Shares Being Purchased

Dated: , 20_____

EXHIBIT B TO
WARRANT
ASSIGNMENT FORM
FOR VALUE RECEIVED,                                                                                   hereby sells, assigns and transfers unto

Name

(Please typewrite or print in block letters)
Address

the right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.
Date                     , 20___

Signature

Exhibit E
Form of Second Contingent Warrant
THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

Warrant No.:	Issuance Date: , 2011
Number of Warrant Shares:	Warrant Exercise Price: USD$.01 per share
MiMedx Group, Inc.
Warrant to Purchase Common Stock
MiMedx Group, Inc., a Florida corporation (the “Company”), hereby certifies that                                         , the registered holder hereof, or its permitted assigns (“Holder”), is entitled, subject to the terms set forth below, including without limitation Section 3 hereof, to purchase from the Company upon surrender of this warrant (the “Warrant”), at any time or times on or after, and subject to the occurrence of, the Effective Date hereof but not after 5:00 P.M. (Eastern Standard Time) on the Expiration Date (as defined herein), all or any part of the Warrant Shares (as defined herein), of fully paid and nonassessable Common Stock (as defined herein) of the Company by payment of the applicable aggregate Warrant Exercise Price (as defined herein) in lawful money of the United States.
SECTION 1. Definitions. The following words and terms as used in this Warrant shall have the following meanings:
(a) “2012 Gross Revenues” means the Company’s total revenue from all sources on a consolidated basis, for the year ending December 31, 2012, as reflected in its audited financial statements.
(b) “Assignment Form” shall have the meaning given to such term in Section 14(h) of this Warrant.
(c) “Change in Control” means the date the shareholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation or other business entity (for these purposes, each, a “corporation”), in which the holders of the Company’s Common Stock immediately prior to the merger or consolidation have voting control over less than fifty percent (50%) of the voting securities of the surviving corporation outstanding immediately after such merger or consolidation, or (B) to sell or otherwise dispose of all or substantially all the assets of the Company.
(d) “Common Stock” means (i) the Company’s common stock and (ii) any capital stock resulting from a reclassification of such “Common Stock.”

(e) “Company” means MiMedx Group, Inc., a Florida corporation.
(f) “Convertible Securities” means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.
(g) “Effective Date” means the first to occur of the following: (i) the first business day following the Second Measurement Date if and only if the Company’s 2012 Gross Revenues are less than $31,150,000, and (ii) the occurrence of a Change in Control after the First Measurement Date and prior to the Second Measurement Date, other than a Qualified Change in Control.
(h) “Exercise Date” means any date after the Effective Date on which notice of exercise hereof is given by Holder.
(i) “Expiration Date” means the date which is five (5) years after the Issuance Date as shown on the face hereof; provided however that this Warrant may terminate earlier as provided in Section 3 hereof.
(j) “First Measurement Date” means the date on which the Company files with the SEC its audited financial statements for the fiscal year ending December 31, 2011.
(k) “Holder” shall have that meaning given to such term in the introductory paragraph of this Warrant.
(l) “Market Price means the fair market value of one share of Common Stock determined as follows: (i) where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share shall be the closing trading price of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, for the five (5) trading days (or such fewer number of trading days as the Company’s Common Stock may have been publicly traded) ending on the trading day prior to the date of determination of fair market value and (ii) if at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the higher of (A) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors, as at the last day as of which such determination shall have been made, or (B) the fair value thereof determined in good faith by the Board of Directors as of the date which is within fifteen (15) days of the date as of which the determination is to be made (in determining the fair value thereof, the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries).
(m) “Qualified Change in Control” means any Change in Control which occurs after the First Measurement Date and prior to the Second Measurement Date and in which the holders of the Company’s Common Stock will receive consideration in any form, having a value of $1.75 or more, per share of Common Stock.

(n) “SEC” means the Securities and Exchange Commission.
(o) “Second Measurement Date” means the date on which the Company files with the SEC its audited financial statements for the fiscal year ending December 31, 2012.
(p) “Securities Act” means the Securities Act of 1933, as amended.
(q) “Subscription Notice” shall have that meaning given to such term in Section 2(a) of this Warrant.
(r) “Warrant” shall have that meaning given to such term in the introductory paragraph of this document.
(s) “Warrant Exercise Price” shall initially be the amount per share shown above on the face hereof.
(t) “Warrant Shares” means the shares of Common Stock subject to this Warrant and shown above on the face hereof.
(u) Other Definitional Provisions.
(i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person’s successors and permitted assigns, (B) to the Company shall be deemed to include the Company’s successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.
(ii) When used in this Warrant, the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section,” “Schedule,” and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.
(iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

SECTION 2. Exercise of Warrant.
(a) Subject to the terms and conditions hereof (including, without limitation, the termination provisions set forth herein), this Warrant may be exercised in whole or in part, at any time during normal business hours on or after the Effective Date and prior to 5:00 p.m. (Eastern Standard Time) on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share), by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Subscription Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased; (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check; and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Marietta, Georgia (or at such other agency or office of the Company as the Company may designate by notice to the Holder); provided, that if such Warrant Shares are to be issued in any name other than that of the Holder, such issuance shall be deemed a transfer and the provisions of Section 14 shall be applicable. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time after the date on which such rights shall have been so exercised. In the event that this Warrant becomes exercisable due to the occurrence of a Change in Control, the Company shall give the Holder written notice of the occurrence thereof at least five business days prior to the consummation of the transaction which was approved by the shareholders of the Company.
(b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue, within such fifteen (15) day period, a new Warrant identical in all respects to the Warrant exercised except (x) such new Warrant shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the warrant exercised, less the number of Warrant Shares with respect to which such original Warrant was exercised, and (y) the Warrant Exercise Price thereof shall be, subject to further adjustment as provided in this Warrant, the Warrant Exercise Price of the Warrant exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.
SECTION 3. Termination of the Warrant. This Warrant shall automatically terminate without exercise and shall be null and void on the earliest to occur of: (i) the Second Measurement Date, if the 2012 Gross Revenues of the Company equals or exceeds $31,150,000, or (ii) the occurrence of ten consecutive trading days after the First Measurement Date and prior to the Second Measurement Date, in which the closing trading price of the Common Stock is at least $1.75 per share, or (iii) upon the occurrence of a Qualified Change In Control.

SECTION 4. Covenants as to Common Stock.
(a) The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.
(b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.
SECTION 5. Adjustment of Warrant Exercise Price upon Stock Splits, Dividends, Distributions and Combinations; and Adjustment of Number of Shares.
(a) In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend (including any distribution of stock without consideration) or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased, in each case, by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the denominator of which shall be the total number of shares of Common Stock, immediately after such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the product so obtained shall thereafter be the Warrant Exercise Price. For purposes of this Warrant, “on a fully diluted basis” means that all issued and outstanding capital stock of the Company, including all Convertible Securities, and all outstanding options and warrants, whether or not vested, shall be taken into account.
(b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price immediately after such adjustment.

SECTION 6. Reorganization, Reclassification, Etc. Subject to the provisions of Section 3 hereof, in case of any capital reorganization, or of any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and, in any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions thereof (including without limitation provisions for adjustment of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.
SECTION 7. Notice of Adjustment of Warrant Exercise Price. Upon any adjustment of the Warrant Exercise Price, then the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Warrant Shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.
SECTION 8. Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Warrant Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

SECTION 9. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price of one share of Common Stock is greater than the Warrant Exercise Price at the date of exercise of the Warrant, in lieu of exercising the Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of the Warrant (or portion thereof being canceled) by surrender of the Warrant at the principal office of the Company together with the duly executed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of the Common Stock computed using the following formula:

X =	Y(A - B) A

WHERE X = the number of shares of Common Stock to be issued to the Holder;

Y = the number of shares of the Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares underlying the Warrant to the extent exercised (at the date of such exercise);

A = the Market Price of one share of Common Stock (at the date of such calculation); and

B = Warrant Exercise Price (at the date of such calculation).
SECTION 10. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.
SECTION 11. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any transfer of this Warrant.
SECTION 12. Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

SECTION 13. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.
SECTION 14. Transfer; Opinions of Counsel; Restrictive Legends. To the extent applicable, each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Warrant Shares without complying with the restrictions on transfer described in the legends endorsed thereon;
(a) The following legend under the Securities Act:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(b) If required by the authorities of any state in connection with the issuance or sale of the Warrant Shares, the legend required by such state authority.
(c) The Company shall not be required (i) to transfer on its books either this Warrant or any Warrant Shares which shall have been transferred in violation of any of the provisions set forth in this Section 14, or (ii) to treat as owner of such Warrant Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Warrant Shares shall have been so transferred.
(d) Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this Section 14 shall be removed (i) if the Warrant Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or (ii) if the holder of such Warrant Shares shall have provided the Company with an opinion from counsel, in form and substance reasonably acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Warrant or the Warrant Shares may be made without registration.
(e) Any legend endorsed on a certificate pursuant to subsection (b) of this Section 14 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Warrant or the Warrant Shares provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

(f) Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Warrant at any time other than to an affiliate of the Holder; provided, however, that such affiliate transferee agrees in writing to be subject to the terms of this Section 14. In addition, the Holder agrees not to make any disposition of all or any portion of the Warrant Shares unless:
(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, (A) Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant or any Warrant Shares under the Securities Act and (B) the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.
(g) Notwithstanding the other provisions of this Section 14, no such registration statement or opinion of counsel shall be required for any transfer by a Holder, (i) if it is a partnership or a corporation, to a partner or pro rata to its equity holder(s) of such Holder (or a third party duly authorized to act on behalf of such Holder or its partners or equity holders), or (ii) if he or she is an individual, to members of such individual’s family for estate planning purposes; provided, however, that the transferee agrees in writing to be subject to the terms of this Section 14.
(h) Upon delivery of the foregoing opinion of counsel (with respect to a transfer of the Warrant Shares) and the surrender of this Warrant to the Company at its principal office, together with (i) the assignment form annexed hereto as Exhibit B (the “Assignment Form”) duly executed and (ii) funds sufficient to pay any transfer tax, the Company shall, if it determines such transfer is permitted by the terms of this Warrant, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.
SECTION 15. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Warrant is in possession of the Company’s Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

SECTION 16. Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Warrant, and the Warrant Shares, for its own account, for investment purposes, and not with a present view either to sell, distribute, or transfer, or to offer for sale, distribution, or transfer, any of the Warrant or the Warrant Shares, or any other securities issuable upon the exercise thereof.
SECTION 17. Restricted Securities. The Holder understands that the Warrant and the Warrant Shares issuable upon exercise of the Warrant, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Warrant is exempt pursuant to Section 4(2) of the Securities Act based on the representations of the Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrant, the business of the Company, and to obtain additional information to such Holder’s satisfaction. The Holder represents that it is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.
SECTION 18. Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefore or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this Section 18.
If to the Company:
MiMedx Group, Inc.
811 Livingston Ct. SE, Suite B
Marietta, GA 30067
Attention: General Counsel
Facsimile: (678) 384-6741

If to the Holder:

Facsimile:
SECTION 19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 20. Date. The Issuance Date of this Warrant is the date shown on the first page above on the face hereof. This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. (Eastern Time) on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 14 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.
SECTION 21. Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Warrant.
SECTION 22. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without reference to its conflicts of law principles.
[Signatures Contained on the Following Page]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the Issuance Date.

MiMedx Group, Inc.
By:
	Name:	Michael J. Senken
	Title:	Chief Financial Officer
Acknowledged and Agreed:
HOLDER:

Name:
Title (if applicable):

EXHIBIT A TO
WARRANT
SUBSCRIPTION NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER
DESIRES TO EXERCISE THIS WARRANT
The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith [makes payment of $                    , the aggregate Warrant Exercise Price of such Warrant Shares in full] [tenders solely this Warrant, or applicable portion hereof, in full satisfaction of the Warrant Exercise Price upon the terms and conditions set forth herein.]
INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

(Please typewrite or print in block letters)
Address

Holder Name:
By:
Name:
Title:
[Net] Number of Warrant Shares Being Purchased
Dated: , 20___

EXHIBIT B TO
WARRANT
ASSIGNMENT FORM

FOR VALUE RECEIVED,	hereby

sells, assigns and transfers unto
Name

(Please typewrite or print in block letters)
Address

the right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.
Date                                           , 20___

Signature

Exhibit F
Form of Registration Rights Agreement
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (the “Agreement”) made effective as of March 31, 2011 is entered into by and among MiMedx Group, Inc., a Florida corporation (the “Company”), and Parker H. Petit (“Lender”).
WHEREAS, the Company has issued to Lender that certain 5% Convertible Senior Secured Promissory Note of even date herewith (the “Note”), in connection with which the Company wishes to grant certain registration rights to the Lender;
NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:
Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
“Affiliate” means any Person that directly or indirectly is controlled by or is under common control with the Lender.
“Articles of Incorporation” means the Company’s Articles of Incorporation in effect on the date hereof and as amended, modified or restated from time to time.
“Blue Sky Application” has the meaning ascribed to such term in Section 4(a) hereof.
“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.
“Common Stock” means the common stock of the Company and any other securities into which or for which any of the common stock of the Company may be converted or exchanged pursuant to a stock split, stock dividend, plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.
“Exchange Act” means the Securities Exchange Act of 1934, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
“Forms S-1 and S-3” means Forms S-1 and S-3, as the case may be, promulgated under the Securities Act and as in effect on the date hereof or any similar or successor forms promulgated under the Securities Act or adopted by the Commission.
“Offering” has the meaning ascribed to such term in the Preamble hereto.
“Person” means an individual, corporation, limited liability company, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.
“Registrable Shares” means the Common Stock issuable to the Lender upon (a) a Voluntary Conversion (as defined in the Note) or (b) the exercise of any warrant issued in connection with the Note.
“Registration Expenses” has the meaning ascribed to such term in Section 7 hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act or any similar or successor rule, as the same shall be in effect from time to time.
“Rule 145” means Rule 145 promulgated under the Securities Act or any similar or successor rule, as the same shall be in effect from time to time.
“Securities Act” means the Securities Act of 1933, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
“Selling Expenses” has the meaning ascribed to such term in Section 7 hereof.
Section 2. “Piggy-Back” Registrations.
(a) If the Company at any time after, and no earlier than, the occurrence of a Voluntary Conversion (as defined in the Note) at a time when its equity securities are registered under Section 12 of the Exchange Act, proposes to register under the Securities Act any of its securities, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Shares for sale to the public or any registration statement including only securities issued pursuant to a dividend reinvestment plan), each such time it will promptly give written notice to all holders of Registrable Shares of its intention so to do. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any or all of its Registrable Shares, the Company will use its commercially reasonable efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Shares so registered. The Company shall be obligated to include in such registration statement only such limited portion of Registrable Shares with respect to which such holder has requested inclusion hereunder.
(b) If the registration of which the Company gives notice as provided above is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Shares as a part of the written notice given pursuant to this Section 2. In such event the right of any holder of Registrable Shares to registration pursuant to this Section 2 shall be conditioned upon such holder’s participation in such underwriting to the extent provided herein. All holders of Registrable Shares proposing to distribute their securities through such underwriting shall (together with the shares of Common Stock to be registered by the Company and shares of Common Stock held by Persons who by virtue of agreements with the Company are entitled to include shares in such registration) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. If any holder of Registrable Shares disapproves of the terms of any such underwriting, that holder may elect to withdraw therefrom by timely written notice to the Company and the underwriter. Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
(c) Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten or if the Commission imposes such a limitation, such limitation will be imposed pro rata with respect to all securities whose holders have a contractual, incidental (“Piggy-Back”) right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, provided, however, that no such reduction shall reduce the number of securities held by holders of Registrable Shares proposing to distribute their securities through such underwriting if any securities are to be included in such underwriting for the account of any Person other than the Company or holders of Registrable Shares other than a holder exercising a demand or required registration right.
(d) Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Shares.

Section 3. Expiration of Obligations. The obligations of the Company to register Registrable Shares pursuant to Section 2 of this Agreement shall expire on the first to occur of (i) the date when the holder of such shares shall be able to sell its Registrable Shares under Rule 144, or (ii) when no Registrable Shares are outstanding.
Section 4. Indemnification; Procedures; Contribution.
(a) In the event that the Company registers any of the Registrable Shares under the Securities Act in accordance with this Agreement, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any filing with any state or federal securities commission or agency or any prospectus, offering circular or other document created or approved by the Company incident to such registration (including any related notification, registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2 of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Shares under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Application executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Shares in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its commercially reasonable efforts to so register or qualify the Registrable Shares) and will reimburse each such holder, and such officer, director and partner, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case (i) if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any holder, any underwriter or any controlling Person in writing specifically for use in such registration statement or prospectus, or (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of Registrable Shares to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

(b) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2 of this Agreement, each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Shares, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling Person may become subject under the Securities Act or otherwise, solely insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of all securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Shares covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that, except as set forth in Section 4(e), the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).
(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action, and the indemnification agreements contained in Sections 6(a) and 6(b) shall not apply to any settlement entered into in violation of this sentence. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is provided under this Section 4, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion, provided, however, that, in any such case, (A) no such holder of Registrable Shares will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Shares offered by it pursuant to such registration statement and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f) The indemnities and obligations provided in this Section 4 shall survive the completion of any offering of Registrable Shares and the transfer of any Registrable Shares by such holder.
Section 5. Exchange Act Registration and Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, except as provided in paragraph (iii) below, at all times after 180 days after (i) any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, or (ii) the Company’s equity securities shall have been registered pursuant to Section 12 of the Exchange Act, the Company agrees that it will use its commercially reasonable efforts to:
(a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act;
(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
(c) Take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the holders of Registrable Shares to utilize Form S-3 for the sale of their Registrable Shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(d) Furnish to each holder of Registrable Shares forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies), (B) a copy of the most recent annual or quarterly report of the Company and (C) such other information, reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares without registration; and
(e) Make available to the Lender the same services with regard to customary Rule 144 legal opinions as it provides to its affiliates.
Section 6. Registration Procedures.
(a) If and whenever the Company is required by the provisions of Section 2 of this Agreement to use its commercially reasonable efforts to effect the registration of any Registrable Shares under the Securities Act, the Company will, as expeditiously as possible:
(i) Prepare and file with the Commission a registration statement with respect to such securities including executing an undertaking to file post-effective amendments and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;
(ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;
(iii) Furnish to each seller of Registrable Shares and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;
(iv) Use its commercially reasonable efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;
(v) Use its commercially reasonable efforts to list the Registrable Shares covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed;
(vi) Use its commercially reasonable efforts to comply with all applicable rules and regulations under the Securities Act and Exchange Act;

(vii) Immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(viii) If the offering is underwritten and at the request of any seller of Registrable Shares, furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration (i) an opinion, in customary form and dated the effective date of the registration statement, of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effect as reasonably may be requested by counsel for the underwriters and copies of such opinion addressed to the sellers of Registrable Shares and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;
(ix) Upon reasonable notice and at reasonable times during normal business hours, make available for inspection by each seller of Registrable Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
(x) Cooperate with the selling holders of Registrable Shares and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Shares; and
(xi) Permit any holder of Registrable Shares which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling Person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.
(b) For purposes of this Agreement, the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Shares on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180 day-period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor or similar rule promulgated under the Securities Act, permits the offering to be conducted on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(c) Whenever under the preceding Sections of this Agreement the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide in writing to the Company, at its request, such information and materials as the Company may reasonably request in order to effect the registration of such Registrable Shares in compliance with federal and applicable state securities laws, and (ii) provide the Company with appropriate representations with respect to the accuracy of such information provided by such Sellers pursuant to subsection (i).
Section 7. Expenses. In the case of any registration statement under Section 2 of this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc. (as any successor thereto), transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company and the reasonable fees and disbursements of one counsel selected by a majority in interest of the sellers of Registrable Shares (collectively, “Registration Expenses”). The Company shall have no obligation to pay or otherwise bear any portion of the underwriters’ commissions or discounts attributable to the Registrable Shares (“Selling Expenses”). All Selling Expenses in connection with each registration statement under Section 2 of this Agreement shall be borne by the participating sellers (including the Company, where applicable) in proportion to the number of shares registered by each, or by such participating sellers other than the Company (to the extent the Company shall be a seller) as they may agree.
Section 8. Delay of Registration. For a period not to exceed 180 days, the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company furnishes to holders of Registrable Shares that have requested to have such Registrable Shares included in a registration statement covered by the terms of this Agreement a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would be seriously detrimental to the Company or its stockholders, or materially and adversely affect (a) a pending or scheduled public offering of the Company’s securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (c) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (d) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby, and that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.
Section 9. Conditions to Registration Obligations. The Company shall not be obligated to effect the registration of Registrable Shares pursuant to Section 2 of this Agreement unless all holders of shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:
(a) Conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;
(b) Conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

(c) Conditions prohibiting such holders upon receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus;
(d) Conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective, the holders of shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice form the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company; and
(e) Conditions requiring the holders of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company and the holders of Registrable Shares.
Section 10. Miscellaneous.
(a) No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
(b) Except as hereinafter provided, amendments or additions to this Agreement may be made, this Agreement may be terminated, and compliance with any covenant or provision set forth herein may be omitted or waived, only with the written consent of the Company and the holder or holders of at least a majority in interest of the Registrable Shares; provided, however, that any modification or amendment that affects any such holder in a manner different from the effect on the other holders of Registrable Shares shall require the affirmative approval of such holder. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, this Agreement may be amended to add new parties and/or Registrable Shares the Company consents thereto and any new party executes and delivers to the Company a copy of the signature page hereto.
(c) All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

If to the Company to:	MiMedx Group, Inc. 811 Livingston Court. SE, Suite B Marietta, Georgia 30067 Attn: General Counsel Fax No: (678) 384-6741

If to the Lender to:	The address of the Lender as set forth in the records of the Company

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.
(d) This Agreement constitutes the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.
(e) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.
(f) The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.
(g) All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto.
(h) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Florida without giving effect to the conflict of law principles thereof.
(i) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Florida or of the United States of America for the District of Florida. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 10(c) hereof.
(j) In the event of any change in the Common Stock or other securities covered hereunder, by way of a stock split, stock dividend, combination or redemption, or through merger, consolidation, reorganization or otherwise, appropriate adjustment shall be made in the provisions hereof, including, without limitation, an equitable adjustment of to the number of Registrable Shares. For purposes of determining the number of shares held by the Lender, all shares held by any Affiliate of the Lender shall be deemed to be held by the Lender.
(k) No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(l) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.
(m) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterparts.
[Signatures contained on the following pages]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement or caused this Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

COMPANY:

MiMedx Group, Inc.

By:
Name:
Title:

LENDER:

Parker H. Petit